UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 14, 2011

Healthcare Trust of America, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-53206	20-4738467
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

16435 N. Scottsdale Road, Suite 320, Scottsdale, Arizona		85254
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	480-998-3478

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On November 14, 2011, we issued a press release announcing our third quarter 2011 financial results. The full text of the press release is furnished as Exhibit 99.1 to this report and is incorporated by reference into this Item 2.02.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release dated November 14, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Healthcare Trust of America, Inc.

November 14, 2011	By:	/s/ Scott D. Peters
Name: Scott D. Peters
Title: Chief Executive Officer & President